UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, DC 20549

                            FORM 8-K
                         CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of
1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) NOVEMBER 14,
2001









                      D'ANGELO BRANDS, INC.
     (Exact name of registrant as specified in its charter)

Nevada                   000-29477               87-0636386
-----------------------------------------------------------
(State of               (Commission        (I.R.S. Employer
Organization)           File Number)    Identification No.)
pre-merger)


14 Brewster Court, Brampton, Ontario Canada              L6T 5B7
----------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)

                         (905) 794-0335
       Registrant's telephone number, including area code

                        Playandwin, Inc.
                         7050 Weston Rd.
                 Vaughn, Ontario Canada L4L 8G7
(Former Name and/or Former Address, if Changed Since Last Report)


ITEM 1.   CHANGES IN CONTROL OF REGISTRANT

On November 15, 2001, D'Angelo incorporated a wholly-owned subsidiary named D'Angelo Acquisitions Inc., an Ontario corporation, which entered into a Share Exchange Agreement with D'Angelo Brands Ltd., an Ontario corporation. Pursuant to a Share Exchange Agreement (the "Agreement"), dated November 14, 2001,
D'Angelo Brands, Inc. (formerly D'Angelo, Inc.), a Nevada corporation (the "D'Angelo"), acquired 100% of the outstanding shares of common stock ("Common Stock") of D'Angelo Brands Ltd., for a total of 36,000,000 Exchangeable Shares.

Stewart Garner has resigned as President of D'Angelo and Frank D'Angelo, the current President of D'Angelo Brands Ltd., has been appointed the new President in his place. Of the previous directors of D'Angelo, Douglas McFadden has resigned while Mr. Garner will remain on the board. Frank D'Angelo, Giuseppe D'Angelo, T. Hurdman and Patricia Domi, have now joined the board of directors.

Settlement Agreement

On November 15, 2001, D'Angelo, Inc. entered into a Settlement Agreement with Stewart Garner, its former President. Under the terms of the Agreement, D'Angelo, Inc. is to pay Mr. Garner the sum of $70,000 in ten equal monthly payments of $7,000 each, which is to be payble upon the 15th of each month, commencing on November 15, 2001. D'Angelo may pay Mr. Garner one lump sum of $60,000 at any time prior to January 15, 2002, in which case the obligated payments shall be deemed to be paid in full.

The following table sets forth information regarding the beneficial ownership of the shares of the Common Stock (the only class of shares previously issued by the Company) at January 10, 2002 by (i) each person known by the Company to be the beneficial owner of more than five percent (5%) of the Company's outstanding shares of Common Stock, and (ii) all directors and executive officers of the Company as a group, prior to and upon conversion of Exchangeable Shares. Each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by such person and can be contacted at the address of the Company.

Beneficial Holdings of Owners of 5% or more the Company's common stock:

Title of    Name/Address                   Shares       Percentag
Class       of Owner                       Beneficiall  e
                                           y Owned      Ownership

Common      Chapman & Flanagan, Ltd., In      701,257      7.68%
            Trust (1)
            777 N. Rainbow Blvd., Suite
            390
            Las Vegas, NV 89107
Common      Penguin Petroleum               1,600,000     17.52%
            4 Barristers Court
            Thornhill, Ontario L3T 5X3
Common      Total ownership of owners of    2,301,257     25.20%
            5% or more

(1) Please note that the shares held in Escrow by Chapman & Flanagan, Ltd., In Trust do not have any voting rights until they are exhanged by the shareholders of Playandwin Canada, Inc. pursuant to the terms of the Escrow Agreement in relation to the spin-off of Playandwin Canada, Inc.

Beneficial Holdings of Officer and Directors:

Title of    Name/Address             Shares        Percentage
Class       of Owner                 Beneficially  Ownership
                                     Owned

Common      Frank D'Angelo                     0            0
            265 Forest Hill Road
            Toronto, Ontario
            M5P2N3

Common      Giuseppe D'Angelo                  0            0
            265 Forest Hill Road
            Toronto, Ontario
            M5P2N3
                                               0            0
Common      T. Hurdman
            35 Auto Mall Drive
            Scarborough, Ontario
            M1B 5N5
Common                                         0            0
            Patricia Domi
            265 Forest Hill Road
            Toronto Ontario
            M5P 2N3

Common      Stewart Garner                     0              0
            7050 Weston Rd.
            Vaughn, Ontario
            L4L 8G7
Common      Total ownership of                 0            0
            officers and directors

Beneficial Holdings of Owners of 5% or more the Company's common stock (upon conversion of Exchangeable Shares):

(NOTE: These shares are approximated on a pro rata basis pursuant to their holdings in D'Angelo Brands Ltd.)

Title of    Name/Address             Shares        Percentage
Class       of Owner                 Beneficially  Ownership
                                     Owned

Common      Frank D'Angelo             5,959,772       13.17%
            265 Forest Hill Road
            Toronto, Ontario
            M5P2N3

Common      Giuseppe D'Angelo         18,659,568       41.24%
            265 Forest Hill Road
            Toronto, Ontario
            M5P2N3
Common      Almond Resources (1)       1,579,339        3.49%
            Cable Beach Courte #1
            West Bay Street
            P.O. Box CB-11728
            Nassau, Bahamas
Common      Fidra Holdings Ltd. (1)    1,787,931        3.95%
            Cable Beach Court #1
            West Bay Street
            P.O. Box CB-11278
            Nassau, Bahamas
Common      Select Investments Ltd.    1,728,334        3.82%
            (1)
            Cable Beach Court #1
            West Bay Street
            P.O. Box CB-11278
            Nassau, Bahamas
Common      Total ownership of        29,714,944       65.68%
            owners of 5% or more

(1) Mr. Ian Brown is the principle shareholder of Almond Resources Ltd., Fidra Holdings Ltd., and Select Investments Ltd. Therefore, Mr. Brown will be deemed the beneficial owner of an aggregated total of approximately 5,095,604 shares, or 11.26% of the issued and outstanding shares of the common stock, upon conversion of the Exchangeable Shares.

Beneficial Holdings of Officer and Directors (upon conversion  of
Exchangeable Shares):

Title of    Name/Address             Shares        Percentage
Class       of Owner                 Beneficially  Ownership
                                     Owned

Common      Frank D'Angelo             5,959,772       13.17%
            265 Forest Hill Road
            Toronto, Ontario
            M5P 2N3

Common      Giuseppe D'Angelo         18,659,568       41.24%
            265 Forest Hill Road
            Toronto, Ontario
            M5P 2N3

Common      T. Hurdman (1)               297,989          0.66%
            35 Auto Mall Drive
            Scarborough, Ontario
            M1B 5N5

Common      Patricia Domi                      0              0
            265 Forest Hill Road
            Toronto Ontario
            M5P 2N3

Common      Stewart Garner               110,500          0.24%
            7050 Weston Rd.
            Vaughn, Ontario
            L4L 8G7

Common      Total ownership of        24,917,329         55.07%
            officers and directors

Note 1: Hurdman Enterprises Ltd. will be the beneficial owner of approximately 297,989 shares upon conversion of the Exchangeable Shares. Muriel J. Hurdman will be the beneficial owner of approximately 59,598 shares upon conversion of the Exchangeable Shares. Mr. T. Lynton Hurdman is the principle shareholder of Hurdman Enterprises Ltd. and the husband of Muriel J. Hurdman. Therefore, Mr. Hurdman will be deemed the beneficial owner of an aggregate of approximately 357,587 shares, or 0.79%, of the issued and outstanding shares of common stock upon conversion of the Exchangeable Shares. Mr. Hurdman is a director of D'Angelo.

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS

Acquisition

On November 15, 2001, D'Angelo incorporated a wholly-owned subsidiary named D'Angelo Acquisitions Inc., an Ontario corporation, which entered into a Share Exchange Agreement with D'Angelo Brands Ltd., an Ontario corporation. Pursuant to a Share Exchange Agreement (the "Agreement"), dated November 14, 2001, D'Angelo Brands, Inc., a Nevada corporation (the "Company"), acquired 100% of the outstanding shares of common stock ("Common Stock") of D'Angelo Brands Ltd., for a total of 36,000,000 Exchangeable Shares. The Exchangeable Shares to be issued by the Purchaser pursuant to this Agreement shall be subject to the following terms:

(a)  each  Exchangeable  Share  may  be  exchanged  for  one  (1)
     D'Angelo Share at any time at the request of its holder at any time during the period ending on and including the day of the fifth anniversary of the Closing Date;

(b)  each  Exchangeable  Share  may  be  exchanged  for  one  (1)
     D'Angelo Share at the request of the Purchaser:

     (i) on the occurrence of a take over bid for all of the issued and outstanding shares of D'Angelo; or

     (ii) after the fifth anniversary of the Closing Date;

(d) in case D'Angelo shall: (i) subdivide its outstanding common shares into a greater number of shares: (ii) consolidate its outstanding common shares into a smaller number of shares:
     (iii) issue common shares of D'Angelo to the holders of its outstanding common shares by way of stock dividend then the number of D'Angelo Shares into which the Exchangeable Shares may be converted on the effective date of such subdivision or consolidation or on the record date for such stock dividend, as the case may be, shall, in the case of the events referred to in (i) and (iii) above, be decreased in proportion to the total number of outstanding common shares of D'Angelo resulting from such subdivision or issue, or shall, in the case of the event referred to in (ii) above, be increased in proportion to the total number of outstanding common shares of D'Angelo resulting from such consolidation; and

(e) the adjustments provided for in subsection (d) above are cumulative and shall apply to successive dividends, distributions, subdivisions, consolidations, issues or other events resulting in any adjustment under the provisions of said subsection;

(f) all of the foregoing rights, privileges and conditions and the exercise or fulfillment thereof shall be subject to the relevant securities laws.

Assignment of Licenses & Spin-Off

In connection with the share exchange, D'Angelo will assign to its wholly-owned Ontario subsidiary, Playandwin Canada Inc. ("Playandwin-Canada") all of its licenses and rights to the racing wager game known as "RACINGO". D'Angelo will also distribute all of its common shares of Playandwin-Canada to shareholders of record of D'Angelo prior to the closing of the share exchange with D'Angelo Brands as a stock dividend on the basis of one share of Playandwin-Canada for every one share of D'Angelo held. As a result, Playandwin-Canada will carry on D'Angelo's RACINGO business, while D'Angelo will concentrate on the D'Angelo Brands' business.

Stock   dividends  were  payable  November  20,   2001   to   all
shareholders of record at close of business October 29, 2001.

There are currently 701,257 Class B Special Shares of Playandwin-Canada issued and outstanding. Each of these Class B D'Angelo-
Canada shares may be exchanged for one (1) common share of D'Angelo. The Class B Playandwin-Canada shares were issued in 1999 on the acquisition of Lynx Gaming Corp. and P.E.S.T. Creative Gaming Corporation by D'Angelo-Canada. These shares have not been exchanged yet. In order to honor its commitment to the holders of the Class B Playandwin-Canada shares without obliging the proposed new management of D'Angelo to concern itself with the same, D'Angelo will issue a sufficient number of D'Angelo common shares to a trustee for benefit of the holders of the Class B Playandwin-Canada shares. The trustee will hold the D'Angelo common shares in trust until all conditions for the exchange of the Class B Playandwin-Canada shares have been satisfied.

ITEM 5.   OTHER INFORMATION

On  November  19,  2001, Playandwin, Inc.  changed  its  name  to
D'Angelo Brands Inc.

ITEM 7.   FINANCIAL  STATEMENTS, PRO FORMA FINANCIAL  INFORMATION
          AND EXHIBITS

a) The Audited Financial Statements as of the end of most recent fiscal year and the interim period for D'Angelo
     Brands Ltd. will be filed on an amended Form 8-K on or before January 28, 2002.

b) The pro-forma financial statements, which serve to state the results of fiscal year ended February 28, 2001 as if the two companies had combined operations during the most fiscal year end will be filed on an amended Form 8-K on or before January 28, 2002.

EXHIBITS

2.1  Share Exchange Agreement

3.1   Certificate  of Amendment to Articles of Incorporation  re:
Name change

10.1 Assignment of Licenses

10.2 Settlement Agreement

10.3 Escrow Agreement

                           SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.



                           D'Angelo Brands, Inc.


                           By: /s/ Frank D'Angelo
                              Frank D'Angelo, President

                           Date: Jan. 14, 2002